2022 Fourth Quarter Earnings Presentation January 26, 2023

Certain matters set forth herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties, some of which are beyond our control, include, but are not limited to: business and economic conditions, particularly those affecting the financial services industry and our primary market areas; our ability to successfully manage our credit risk and the sufficiency of our allowance for loan losses; factors that can impact the performance of our loan portfolio, including real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers, the success of construction projects that we finance, including any loans acquired in acquisition transactions; our ability to effectively execute our strategic plan and manage our growth; interest rate fluctuations, which could have an adverse effect on our profitability; liquidity issues, including fluctuations in the fair value and liquidity of the securities we hold for sale and our ability to raise additional capital, if necessary; external economic and/or market factors, such as changes in monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve, inflation or deflation, changes in the demand for loans, and fluctuations in consumer spending, borrowing and savings habits, which may have an adverse impact on our financial condition; continued or increasing competition from other financial institutions, credit unions, and non-bank financial services companies, many of which are subject to different regulations than we are; challenges arising from unsuccessful attempts to expand into new geographic markets, products, or services; restraints on the ability of Open Bank to pay dividends to us, which could limit our liquidity; increased capital requirements imposed by banking regulators, which may require us to raise capital at a time when capital is not available on favorable terms or at all; a failure in the internal controls we have implemented to address the risks inherent to the business of banking; inaccuracies in our assumptions about future events, which could result in material differences between our financial projections and actual financial performance; changes in our management personnel or our inability to retain motivate and hire qualified management personnel; disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems; disruptions, security breaches, or other adverse events affecting the third-party vendors who perform several of our critical processing functions; an inability to keep pace with the rate of technological advances due to a lack of resources to invest in new technologies; risks related to potential acquisitions; political developments, uncertainties or instability, catastrophic events, acts of war or terrorism, or natural disasters, such as earthquakes, fires, drought, pandemic diseases (such as the coronavirus) or extreme weather events, any of which may affect services we use or affect our customers, employees or third parties with which we conduct business; incremental costs and obligations associated with operating as a public company; the impact of any claims or legal actions to which we may be subject, including any effect on our reputation; compliance with governmental and regulatory requirements, including the Dodd-Frank Act and others relating to banking, consumer protection, securities and tax matters, and our ability to maintain licenses required in connection with commercial mortgage origination, sale and servicing operations; changes in federal tax law or policy; and our ability the manage the foregoing and other factors set forth in the Company’s public reports. We describe these and other risks that could affect our results in Item 1A. “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2021 and in our other subsequent filings with the Securities and Exchange Commission. Cautionary Note Regarding Forward-Looking Statements 2

4Q-2022 Highlights vs 4Q-2021 3 (1) Includes loans held for sale. (2) Includes special mention, substandard, doubtful, and loss categories. Net Income $8.0M Earnings & Profitability Balance Sheet Growth Credit Quality Capital Adequacy • Net income of $8.0 million, compared to $9.1 million • Diluted earnings per share of $0.51, compared to $0.59 • ROAA and ROAE of 1.56% and 18.58%, compared to 2.11% and 22.68%, respectively • Net interest margin of 4.08, compared to 4/07% • Efficiency ratio of 48.36%, compared to 39.34% • Total assets of $2.1 billion, a 21% increase compared to $1.7 billion • Total loans(1) of $1.7 billion, a 23% increase compared to $1.4 billion • Total deposits of $1.9 billion, a 23% increase compared to $1.5 billion • Noninterest-bearing deposits to total deposits of 37.2%, compared to 50.5% • Allowance for loan losses to gross loans of 1.13%, compared to 1.23% • Net loan charge-offs to average gross loans of 0.03%, compared to 0.05% • Nonperforming loans to gross loans of 0.18%, compared to 0.24%. • Criticized loans (2) to gross loans of 0.23%, compared to 0.31% • Quarterly cash dividend of $0.12 per share, a 20% increase from $0.10 per share • Remained well-capitalized with a Common Equity Tier 1 ratio of 11.70% • Book value per common share of $11.59, compared to $10.92 Diluted EPS $0.51 ROAA 1.56% ROAE 18.58% NIM 4.08% Efficiency 48.36%

Balance Sheet Trend 4 Gross Loans ($mm)Total Assets ($mm) Total Equity ($mm) & Book Value Per Share ($)Total Deposits ($mm)

Loan Trend 5 Loan Originations ($mm)Loan Composition ($mm) Loan Yields (%) Commercial Real Estate Concentration (%)

Loan by Interest Rate Type 6 Hybrid Loan Repricing Schedule ($mm)Composition by Interest Rate Type (%) Contractual Rates by Interest Rate Type (%) Loan Maturity Schedule ($mm)

Gross Loans Diversification with Growth 7

* Based on Call Report definitions, which includes real estate loans and SBA real estate loans. Commercial Real Estate Portfolio 8 CRE* Portfolio by Property TypeCRE* Portfolio by Collateral Type

* Based on Call Report definitions, which includes real estate loans and SBA real estate loans. Commercial Real Estate Portfolio 9 CRE* Portfolio by Loan-to-Value Ratio (LTV)CRE* Portfolio by Location

Home Loan Portfolio 10 Home Loan Portfolio by LTVHome Loan Portfolio by Location Home Loan Portfolio by Occupancy Type

SBA Loans 11 SBA Portfolio by IndustrySBA Portfolio by Location

SBA Loans 12 SBA Portfolio by Collateral TypeSBA Portfolio by LTV

Gross Loan Changes by Activity 13

Deposit Trend 14 Noninterest Bearing Deposits ($mm)Deposit Composition ($mm) Cost of Deposits (%) CD Maturity Schedule ($mm)

Earnings & Profitability 15 Noninterest Income ($mm)Net Interest Income ($mm) & Net Interest Margin (%) Interest Income & Interest Expense ($mm) Noninterest Income Components ($mm) * Ratios for interest income & interest expense are percentages of average assets and are annualized.

Earnings & Profitability 16 Efficiency Ratio (%)Noninterest Expense ($mm) Noninterest Expense Components ($mm) Efficiency Ratio Components (%) * Ratios for Efficiency Ratio Components are percentages of average assets and are annualized.

Earnings & Profitability 17 Pre-Provision Net Revenue ($mm)Provision for Loan Losses ($mm) Net Income ($mm) & Diluted EPS ($) Return on Assets & Return on Equity (%)

Source: Target Fed Funds Rate per Federal Open Market Committee guidance. Net Interest Margin Trend 18

Asset Quality 19 Criticized Loans ($mm)Nonperforming Loans ($mm) Net Charge-Offs ($mm)Allowance for Loan Losses ($mm)

Liquidity & Capital 20 Total Liquidity ($mm)On Balance Sheet Liquidity ($mm) Tier 1 Leverage ($mm) Total Risk Based Capital ($mm)

Non-GAAP Reconciliation 21

Non-GAAP Reconciliation 22